EXHIBIT 99.1

EXECUTION VERSION

AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE, dated as of September 1, 2006 by and among Citadel Broadcasting Corporation, a corporation duly organized and existing under the laws of the State of Delaware and having its principal office at City Center West, Suite 400, 7201 West Lake Mead Blvd., Las Vegas, Nevada 89128 (the “Company”), The Bank of New York, a banking corporation duly organized and existing under the laws of the State of New York and having its principal corporate trust office at 101 Barclay Street 21W, New York, New York 10286 (the “Resigning Trustee”), and HSBC Bank USA, National Association, a national banking association duly organized and existing under the laws of the United States of America and having its principal corporate trust office at 452 Fifth Avenue, New York, New York 10018 (the “Successor Trustee”).

RECITALS:

WHEREAS, there is currently authorized and issued $330,000,000 aggregate principal amount of the Company’s 1.875% Convertible Subordinated Notes under an Indenture, dated as of February 18, 2004, by and between the Company and the Resigning Trustee, as Trustee (said Notes are hereinafter referred to as “Securities” and said Indenture is hereinafter referred to as the “Indenture”);

WHEREAS, Section 8.08 of the Indenture provides that the Trustee may at any time resign by notifying the Company and that such resignation shall become effective upon the successor Trustee’s acceptance of appointment;

WHEREAS, by letter dated July 27, 2006, Resigning Trustee notified the Company of its resignation;

WHEREAS, Section 8.08 of the Indenture provides that, if the Trustee resigns, the Company shall appoint a successor Trustee;

WHEREAS, Section 8.08 of the Indenture provides that any successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company, and thereupon the resignation of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, and duties of the predecessor Trustee from the effective date forward;

WHEREAS, Section 8.08 of the Indenture provides that the retiring Trustee, upon delivery of the successor Trustee’s written acceptance of appointment, shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 8.07 of the Indenture;

WHEREAS, pursuant to Section 5.02 of the Indenture, Resigning Trustee was designated as Paying Agent, Security Registrar, and Conversion Agent with respect to all the Securities authenticated and delivered under the Indenture and Resigning Trustee desires to resign from such capacities;

WHEREAS, the Company desires to appoint Successor Trustee as Trustee, Paying Agent, Conversion Agent, and Security Registrar with respect to all the Securities heretofore and hereafter authenticated and delivered under the Indenture to succeed Resigning Trustee in such capacities under the Indenture; and

WHEREAS, Successor Trustee is willing to accept such appointment as Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture;

NOW, THEREFORE, the Company, Resigning Trustee, and Successor Trustee, for and in consideration of the premises and of other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

ARTICLE I

THE RESIGNING TRUSTEE

SECTION 1.1. Pursuant to Section 8.08 of the Indenture, (i) Resigning Trustee notified the Company of its resignation as Trustee under the Indenture on or about July 27, 2006 and (ii) Resigning Trustee hereby resigns as Paying Agent, Conversion Agent and Security Registrar.

SECTION 1.2. Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a)	No covenant or condition contained in the Indenture has been waived by Resigning Trustee or, to the best of the knowledge of Resigning Trustee’s Responsible Officers, by the Holders of the percentage in aggregate principal amount of the Securities required by the Indenture to effectuate any such waiver.

(b)	There is no action, suit or proceeding pending or, to the best of the knowledge of the Responsible Officers assigned to Resigning Trustee’s Corporate Trust and Agency Group, threatened against Resigning Trustee before any court or any governmental authority arising out of any action or omission by Resigning Trustee as Trustee, Paying Agent, Conversion Agent or Security Registrar under the Indenture.

(c)	As of the effective date of this Agreement, Resigning Trustee will hold no property under the Indenture.

(d)	Pursuant to Section 2.02 of the Indenture, Resigning Trustee duly authenticated and delivered, on various dates, $330,000,000 aggregate principal amount of Securities which are outstanding as of the effective date hereof.

(e)	Each person who so authenticated the Securities was duly elected, qualified and acting as an officer of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person’s genuine signature.

(f)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation.

(g)

To the best of the knowledge of Resigning Trustee’s Responsible Officers, no event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 7.01 of the Indenture except that Resigning Trustee acknowledges that an attorney claiming to represent certain Holders has asserted the existence of certain Events of Default, and the Company disputes such assertions and has sought a declaratory judgment in connection therewith, as disclosed by the Company in its July 17, 2006 Form 8-K filed with the Securities and Exchange Commission.

SECTION 1.3. Resigning Trustee hereby assigns, transfers, delivers, and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under the Indenture, all the rights, powers, trusts, and duties of the Trustee, Paying Agent, Conversion Agent and Security Registrar under the Indenture and all property and money held by such Resigning Trustee under the Indenture, with the effect as if Successor Trustee was originally named in such capacities under the Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, trusts and powers hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Paying Agent, Conversion Agent and Security Registrar.

SECTION 1.4. Resigning Trustee shall deliver to Successor Trustee, as soon as practicable after the effective date hereof, all of the documents listed on Exhibit A hereto.

ARTICLE II

THE COMPANY

SECTION 2.1. The Company hereby accepts the resignation of Resigning Trustee as Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture with respect to all Securities heretofore or hereafter authenticated and delivered pursuant thereto.

SECTION 2.2. The Company hereby appoints Successor Trustee as Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture with respect to all Securities heretofore authenticated and delivered pursuant thereto, to succeed to, and hereby vests Successor Trustee with, all the rights, powers, trusts, and duties of Resigning Trustee under the Indenture as Trustee, Paying Agent, Conversion Agent, and Security

Registrar, pursuant to Section 8.08 of the Indenture, with like effect as if Successor Trustee was originally named in such capacities under the Indenture, from the effective date of its appointment forward.

SECTION 2.3. Attached as Exhibit B is a copy of the resolutions adopted by the Board of Directors of the Company relating to this Agreement and which are in full force and effect on the date hereof.

SECTION 2.4. The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

(a)	The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

(b)	The Indenture was validly and lawfully executed and delivered by the Company; the Indenture has not been amended or modified and is in full force and effect; and the Securities are validly issued securities of the Company.

(c)	The Company has performed or fulfilled prior to the date hereof, and will continue to perform and fulfill after the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indenture.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, an Event of Default under Section 7.01 of the Indenture except for the matters discussed in Section 1.2(g) hereof (to the extent the Company receives an adverse determination as to such matters).

(e)	No covenant or condition contained in the Indenture has been waived by Company or, to the best of Company’s knowledge, by Holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f)	There is no action, suit or proceeding pending or, to the best of Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any action or omission by the Company under the Indenture. However, the Company has commenced an action in New York State Supreme Court, New York County, against certain of the Holders with respect to the matters described in Section 1.2(g). The action is captioned Citadel Broadcasting Corp. v. Camden Asset Management LP, Index No. 602503/06 (Supr. Ct. N.Y. County).

(g)	This Agreement has been duly authorized, executed and delivered on behalf of Company and constitutes its legal, valid and binding obligation.

(h)	Assuming the accuracy of the representations made by Successor Trustee in Article III hereof, all conditions precedent relating to the appointment of Successor Trustee, as Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture have been complied with by the Company.

ARTICLE III

THE SUCCESSOR TRUSTEE

SECTION 3.1. Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

(a)	Successor Trustee is qualified and eligible under the provisions of Article Eight of the Indenture and under the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 and as in effect as of the date hereof, to act as Trustee under the Indenture.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation.

SECTION 3.2.

(a)	Successor Trustee hereby accepts its appointment as successor Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture with respect to all Securities heretofore or hereafter authenticated and delivered pursuant thereto and all property and money held or to be held under the Indenture and accepts the rights, powers, trusts, duties and obligations of Resigning Trustee as Trustee, Paying Agent, Conversion Agent, and Security Registrar, under the Indenture with respect to all Securities heretofore or hereafter authenticated and delivered pursuant thereto and all property and money held or to be held under the Indenture, upon the terms and conditions set forth therein, as Trustee, Paying Agent, Conversion Agent, and Security Registrar under the Indenture from the effective date of its appointment forward.

(b)	Within a reasonable time after the effective date of this Agreement, Successor Trustee shall cause a notice, substantially in the form of Exhibit C annexed hereto, to be sent to each Holder of the Securities in accordance with the provisions of Section 8.08 of the Indenture.

SECTION 3.3. References in the Indenture to “Corporate Trust Office” or other similar terms shall be deemed to refer to the Corporate Trust Office of Successor Trustee at 452 Fifth Avenue, New York, New York 10018 or any other office of Successor Trustee at which, at any particular time, its corporate trust business shall be administered.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Indenture.

SECTION 4.2. This Agreement and the resignation, appointment, and acceptance effected hereby shall be effective as of 5:00 p.m., New York time, on the date first set forth herein above; provided, however, that the resignation of Resigning Trustee as Paying Agent, Conversion Agent and Security Registrar, and the appointment of Successor Trustee in such capacities shall become effective 10 business days after the date first above written.

SECTION 4.3. Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee, in any capacity, under the Indenture and reimbursement in full by the Company of the expenses, disbursements, and advances incurred or made by Resigning Trustee in accordance with the provisions of the Indenture. Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the provisions of Section 8.07, or any other provision, of the Indenture. The Company acknowledges its obligations to indemnify and hold harmless Resigning Trustee as set forth in Section 8.07 of the Indenture (which obligations shall survive the execution hereof). The Company acknowledges and reaffirms its obligations to the Successor Trustee as set forth in Section 8.07 of the Indenture (which obligations shall survive the execution hereof).

SECTION 4.4. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

SECTION 4.5. This Agreement shall bind each party hereto and its successors (whether by law or otherwise).

SECTION 4.6. All notices delivered under this Agreement, whether faxed or mailed, will be deemed received when sent pursuant to the following instructions:

To Company:

Citadel Broadcasting Corporation

City Center West, Suite 400

7201 Lake Mead Boulevard

Las Vegas, Nevada 89128

Attention: Corporate Secretary

Facsimile: (702) 804-5936

With a copy to:

Kirkland & Ellis LLP

153 E. 53rd Street

New York, New York 10022

Attn: Andrew Nagel

Facsimile: (212) 446-6460

To Resigning Trustee:

The Bank of New York

101 Barclay Street, Floor 8W

New York, New York 10286

Attention: Corporate Trust Administration

Facsimile: (646) 835-8464

To Successor Trustee:

HSBC Bank USA, National Association

Corporate Trust and Loan Agency

452 Fifth Avenue

New York, NY 10018-2706

Attn: Robert Conrad

With a copy to:

Mark Somerstein

Ropes & Gray LLP

45 Rockefeller Plaza

New York, New York 10111-0087

SECTION 4.7. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but such counterparts shall together constitute one and the same instrument.

SECTION 4.8. Each of the Company, Resigning Trustee, and Successor Trustee hereby acknowledges receipt of an executed and acknowledged counterpart of this Agreement from each other party and the effectiveness thereof.

IN WITNESS WHEREOF, the parties hereby have caused this Agreement of Resignation, Appointment, and Acceptance to be duly executed and acknowledged as of the day and year first above written.

Company:

Citadel Broadcasting Corporation

By:	/s/ ROBERT G. FREEDLINE
Name:	Robert G. Freedline
Title:	Chief Financial Officer

Resigning Trustee:

The Bank of New York

By:	/s/ JOHN M. GUILIANO
Name:	John M. Guiliano
Title:	Vice President

Successor Trustee:

HSBC Bank USA, National Association

By:	/s/ ROBERT A. CONRAD
Name:	Robert A. Conrad
Title:	Vice President

EXHIBIT A

Documents to be delivered to Successor Trustee

1.	Executed copy of Indenture dated as of February 18, 2004

2.	Conformed copy of Indenture.

3.	File of Closing Documents.

4.	Copies of the most recent of each of the SEC reports delivered by the Company pursuant to Section 5.10 of the Indenture.

5.	A copy of the most recent Compliance Certificate delivered pursuant to Section 5.04 of the Indenture.

6.	Certified List of Holders as of September 1, 2006; certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

7.	Copies of any official notices sent by the Trustee to all the Holders of the Notes pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee’s Annual Report to Holders.

EXHIBIT B

COPY OF RESOLUTIONS

OF

THE BOARD OF DIRECTORS

OF

CITADEL BROADCASTING CORPORATION

EXHIBIT C

[TRUSTEE’S LETTERHEAD]

NOTICE

To the Holders of: Citadel Broadcasting Corporation’s

1.875% Convertible Subordinated Notes Due 2011

NOTICE IS HEREBY GIVEN, pursuant to Section 8.08 of the Indenture dated as of February 18, 2004 by and between Citadel Broadcasting Corporation and The Bank of New York, as Trustee, that The Bank of New York has resigned as Trustee under the Indenture.

Pursuant to Section 8.08, of the Indenture, HSBC Bank USA, National Association, a national banking association duly organized and existing under the laws of the United States of America, has accepted appointment as successor Trustee under the Indenture. The Corporate Trust Office, as defined in the Indenture, shall be at 452 Fifth Avenue, New York, New York 10018.

The Bank of New York’s resignation as Trustee and the appointment of HSBC Bank USA, National Association as successor Trustee were effective as of                  on September 1, 2006.

Dated: New York, New York

, 2006

Very truly yours,

By:
Name:
Title: